UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2021

LIGHTBRIDGE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-34487	91-1975651
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11710 Plaza America Drive, Suite 2000
Reston, VA 20190
(Address of principal executive offices, including zip code)

(571) 730-1200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Each Exchange on Which Registered:
Common Stock, $0.001 par value	LTBR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 9, 2021, the Company entered into an amendment (the "Amendment") to its at-the-market equity offering sales agreement, dated May 28, 2019 with Stifel, Nicolaus & Company, Incorporated (the “Agent”) to (i) replace certain references to the Company’s expired shelf registration statement on Form S-3 (File No. 333-223674) filed on March 15, 2018 with the Securities and Exchange Commission (“SEC”) and declared effective March 23, 2018, with reference to the Company’s effective shelf registration statement on Form S-3 (File No. 333-254702), filed on March 25, 2021 with the SEC and declared effective on April 5, 2021 (the “Registration Statement”) and (ii) update public float calculations included therein.

Sales of the Company’s common stock through the Agent, if any, will be made by any method that is deemed to be an “at-the-market” equity offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement, the base prospectus filed as part of such registration statement, and the prospectus supplement dated April 9, 2021.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

Additionally, the Company is filing this Current Report on Form 8-K for the purpose of incorporating by reference into the Registration Statement the items filed herewith as Exhibits 5.1 and 23.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement, dated May 28, 2019, by and between Lightbridge Corporation and Stifel, Nicolaus & Company, Incorporated.

5.1	Opinion of Gary R. Henrie, Esq.

23.1	Consent of Gary R. Henrie, Esq. (included in Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTBRIDGE CORPORATION

Dated: April 9, 2021	By:	/s/ Seth Grae
	Name:	Seth Grae
	Title:	President and Chief Executive Officer

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